EXHIBIT 32.1

DEBUT BROADCASTING CORPORATION, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly Report on Form 10-Q for the quarter ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), of Debut Broadcasting Corporation Inc. (the “Company”) we, Steven Ludwig, Chief Executive Officer, and Sariah Hopkins, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company

May 15, 2008

By:	/s/Steven Ludwig
Name:	Steven Ludwig
Title:	Chief Executive Officer

By:	/s/ Sariah Hopkins
Name:	Sariah Hopkins
Title:	Chief Financial Officer